UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 26, 2014

COMM 2014-LC17 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Ladder Capital Finance LLC
German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
Natixis Real Estate Capital LLC Silverpeak Real Estate Finance LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-11	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about September 29, 2014, a series of mortgage pass-through certificates, entitled COMM 2014-LC17 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), is expected to be issued by COMM 2014-LC17 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of September 1, 2014 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class H, Class V, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about September 29, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be 71 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 207 commercial, multifamily and manufactured housing community properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Ladder Capital Finance LLC (“LCF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated September 18, 2014, between the Registrant, LCF and Ladder Capital Finance Holdings LLLP; certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation(“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated September 18, 2014, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated September 18, 2014, between the Registrant and CCRE; certain of the Mortgage Loans are expected to be acquired by the Registrant from Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated September 18, 2014, between the Registrant and NREC; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Silverpeak Real Estate Finance LLC (“SREF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated September 18, 2014, between the Registrant and SREF.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Nomura Securities International, Inc. pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of September 18, 2014, between the Registrant, GACC and Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Nomura Securities International, Inc., as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. and Wells Fargo Securities, LLC pursuant to a Certificate Purchase Agreement, dated as of September 18, 2014, between the Registrant, GACC, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. Inc. and Wells Fargo Securities, LLC, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 18, 2014, supplementing the Prospectus, dated September 3, 2014, each as filed with the Securities and Exchange Commission.

Item 1.01. Entry into a Material Definitive Agreement.

The Mortgage Loan identified as “Loews Miami Beach Hotel” on Exhibit B to the Pooling and Servicing Agreement (the “Loews Miami Beach Hotel Mortgage Loan”), is an asset of the Issuing Entity.  The Loews Miami Beach Hotel Mortgage Loan is part of a loan combination (the “Loews Miami Beach Hotel Loan Combination”) that includes the Loews Miami Beach Hotel Mortgage Loan and two other pari passu loans which are not assets of the Issuing Entity (the “Loews Miami Beach Hotel Pari Passu Companion Loans”).  The Loews Miami Beach Hotel Loan Combination, including the Loews Miami Beach Hotel Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of September 1, 2014 (the “UBS5 Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.  The UB5 Pooling and Servicing Agreement is attached hereto as Exhibit 99.6.

As disclosed in the Prospectus Supplement to be filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on September 26, 2014 (the “Prospectus Supplement”), the terms and conditions of the UBS5 Pooling and Servicing Agreement applicable to the servicing of the Loews Miami Beach Hotel Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Loews Miami Beach Hotel Mortgage Loan).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Nomura Securities International, Inc.

4.1
Pooling and Servicing Agreement, dated as of September 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.

99.2	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.4	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.

99.5	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Silverpeak Real Estate Finance LLC.

99.6
Pooling and Servicing Agreement, dated as of September 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date: September 26, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Nomura Securities International, Inc.

4.1
Pooling and Servicing Agreement, dated as of September 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.

99.2	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.4	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.

99.5	Mortgage Loan Purchase Agreement, dated September 18, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Silverpeak Real Estate Finance LLC.

99.6
Pooling and Servicing Agreement, dated as of September 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.